The UBS Funds

Summary Prospectus Supplement | December 28, 2018

Includes:

–  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to inform you of an update to the UBS Dynamic Alpha Fund (the "Fund"), a series of The UBS Funds.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Fees and expenses" in the Summary Prospectus is revised by adding the following to the paragraph under that section:

In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1003